UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 3, 2013

Date of Report (Date of earliest event reported)

Commission File No. 1-13300

CAPITAL ONE FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	54-1719854
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

1680 Capital One Drive, McLean, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(703) 720-1000

(Former name, former address and former fiscal year, if changed since last report)

(Not applicable)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On June 3, 2013, Capital One Financial Corporation (the “Company”) issued a press release announcing the early tender results and pricing terms of its previously announced offer to exchange any and all of its outstanding 6.750% Senior Notes due 2017 for a combination of new Senior Notes due 2023 and cash (the “Exchange Offer”). The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

On June 6, 2013, pursuant to the Exchange Offer, the Company issued $758,866,000 in aggregate principal amount of its 3.50% Senior Notes due June 15, 2023 (the “New Notes”) in a private placement conducted pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The New Notes are governed by a supplemental indenture (the “Supplemental Indenture”), dated as of June 6, 2013, among the Company, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), to a senior indenture (the “Senior Indenture”), dated as of November 1, 1996, between the Company and the Trustee (as successor to Harris Trust and Savings Bank).

Holders of New Notes are entitled to the benefits of a Registration Rights Agreement, dated as of June 6, 2013 (the “Registration Rights Agreement”), among the Company and Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as dealer managers in connection with the Exchange Offer. Pursuant to the Registration Rights Agreement, the Company has agreed to file a registration statement with the Securities and Exchange Commission with respect to an offer to exchange the New Notes for a new issuance of substantially identical notes registered under the Securities Act on or before 150 days after June 6, 2013, and to use its commercially reasonable efforts to cause such registration statement to be declared effective on or before 210 days after June 6, 2013. The Company may be required to provide a shelf registration statement to cover resales of the New Notes under certain circumstances. If the Company fails to satisfy its obligations under the Registration Rights Agreement, it may be required to pay additional interest on the New Notes.

The foregoing description of the New Notes, Supplemental Indenture, Senior Indenture and Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of these documents and securities, forms or copies of which are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

4.1	Senior Indenture, dated November 1, 1996, between Capital One Financial Corporation and The Bank of New York Mellon Trust Company, N.A. (as successor to Harris Trust and Savings Bank), as trustee (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K, filed on November 13, 1996)

4.2	Supplemental Indenture, dated June 6, 2013, between Capital One Financial Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee

4.3	Registration Rights Agreement, dated June 6, 2013, among Capital One Financial Corporation and Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated

99.1	Press Release dated June 3, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FINANCIAL CORPORATION

Dated: June 6, 2013	By:	/s/ John G. Finneran, Jr.
John G. Finneran, Jr.
General Counsel and Corporate Secretary